Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes

NOTE 18 — INCOME TAXES

The following table presents the U.S. and non-U.S. components of income (loss) before provision for income taxes:

Income (Loss) Before Provision for Income Taxes (dollars in millions)

	Years Ended December 31,
	2013	2012	2011
U.S.	$ 374.2	$ (1,004.3)	$ (593.0)
Non-U.S.	360.0	588.9	838.9
Income (loss) before provision for income taxes	$ 734.2	$ (415.4)	$ 245.9

The provision for income taxes is comprised of the following:

Provision for Income Taxes (dollars in millions)

	Years Ended December 31,
	2013	2012	2011
Current federal income tax provision	$ 0.1	$ 1.5	$ 1.1
Deferred federal income tax provision	18.9	9.5	18.6
Total federal income tax provision	19.0	11.0	19.7
Current state and local income tax provision	6.0	16.1	10.8
Deferred state and local income tax provision/(benefit)	1.0	(2.1)	1.0
Total state and local income tax provision	7.0	14.0	11.8
Total foreign income tax provision	66.5	108.8	127.1
Total provision for income taxes	$ 92.5	$ 133.8	$ 158.6

Continuing operations	$ 83.9	$ 116.7	$ 157.0
Discontinued operation	8.6	17.1	1.6
Total provision for income taxes	$ 92.5	$ 133.8	$ 158.6

A reconciliation from the U.S. Federal statutory rate to the Company’s actual effective income tax rate is as follows:

Percentage of Pretax Income Years Ended December 31, (dollars in millions)

	Effective Tax Rate
	2013			2012			2011

Continuing Operations	Pretax Income	Income tax expense (benefit)	Percent of pretax income	Pretax (loss)	Income tax expense (benefit)	Percent of pretax (loss)	Pretax income	Income tax expense (benefit)	Percent of pretax income
Federal income tax rate	$ 734.2	$ 256.9	35.0%	$ (415.4)	$ (145.3)	35.0%	$ 245.9	$ 86.0	35.0%
Increase (decrease) due to:
State and local income taxes, net of federal income tax benefit		6.2	0.8		13.5	(3.2)		10.2	4.1
Lower tax rates applicable to non-U.S. earnings		(97.1)	(13.2)		(152.9)	36.8		(177.4)	(72.2)
Foreign income subject to U.S. tax		55.7	7.6		322.5	(77.7)		306.9	124.9
Unrecognized tax benefits		0.3	-		(227.8)	54.9		101.3	41.2
Deferred income taxes on foreign unremitted earnings		(24.7)	(3.4)		112.0	(27.0)		86.3	35.1
Valuation allowances		(100.6)	(13.7)		211.4	(50.9)		(225.5)	(91.7)
International tax settlements		(11.2)	(1.5)		-	-		-	-
Other		(1.6)	(0.2)		(16.7)	4.0		(30.8)	(12.5)
Total Effective Tax Rate - Continuing operations		$ 83.9	11.4%		$ 116.7	(28.1)%		$ 157.0	63.9%

Discontinued Operation
Federal income tax rate	$ 39.9	$ 14.0	35.0%	$ (39.4)	$ (13.7)	35.0%	$ (67.5)	$ (23.6)	35.0%
Increase (decrease) due to:
State and local income taxes, net of federal income tax benefit		0.7	1.7		0.5	(1.4)		1.6	(2.3)
Lower tax rates applicable to non-U.S. earnings		15.3	38.5		11.9	(30.3)		-	-
Foreign income subject to U.S. tax		(17.9)	(44.9)		(17.4)	44.1		-	-
Valuation allowances		(3.5)	(8.8)		35.8	(91.1)		23.6	(35.0)
Total Effective Tax Rate - Discontinued operation		$ 8.6	21.5%		$ 17.1	(43.7)%		$ 1.6	(2.3)%

Total Effective Tax Rate		$ 92.5	11.9%		$ 133.8	(29.4)%		$ 158.6	89.0%

The tax effects of temporary differences that give rise to deferred income tax assets and liabilities are presented below:

Components of Deferred Income Tax Assets and Liabilities (dollars in millions)

	December 31,
	2013	2012
Deferred Tax Assets:
Net operating loss (NOL) carry forwards	2,694.7	$ 2,552.9
Loans and direct financing leases	166.4	232.7
Provision for credit losses	147.9	153.4
Accrued liabilities and reserves	97.2	116.8
FSA adjustments - aircraft and rail contracts	52.8	73.6
Other	114.0	176.2
Total gross deferred tax assets	3,273.0	3,305.6
Deferred Tax Liabilities:
Operating leases	(1,549.3)	(1,317.6)
Foreign unremitted earnings	(168.5)	(198.4)
Debt	(97.7)	(115.7)
Goodwill and intangibles	(47.3)	(32.8)
Other	(71.4)	(152.8)
Total deferred tax liabilities	(1,934.2)	(1,817.3)
Total net deferred tax asset before valuation allowances	1,338.8	1,488.3
Less: Valuation allowances	(1,495.3)	(1,578.9)
Net deferred tax liability after valuation allowances	$ (156.5)	$ (90.6)

2009 Bankruptcy

CIT filed prepackaged voluntary petitions for bankruptcy for relief under the U.S. bankruptcy Code on November 1, 2009 and emerged from bankruptcy on December 10, 2009. As a consequence of the bankruptcy, CIT realized cancellation of indebtedness income (“CODI”). The Internal Revenue Service Code generally requires CODI to be recognized and included in taxable income. However, if CODI is realized pursuant to a confirmed plan of reorganization, then CODI is not recognized in taxable income but instead reduces certain favorable tax attributes.  CIT tax attribute reductions included a reduction to the Company’s federal net operating loss carry-forwards (“NOLs”) of approximately $5.1 billion and the tax bases in its assets of $2.6 billion. In 2009, the Company established a deferred tax liability of $3.1 billion to account for the future tax effects of the CODI adjustments. This deferred tax liability was applied as a reduction to our domestic net deferred tax assets at the beginning of 2010.

CIT’s reorganization in 2009 constituted an ownership change under Section 382 of the Code, which placed an annual dollar limit on the use of the remaining pre-bankruptcy NOLs. Under the  relief provision elected by the Company, Sec. 382(l)(6), the NOLs that the Company may use annually is limited to the product of a prescribed rate of return applied against the value of equity immediately after any ownership change. Based on an equity value determined by the Company’s opening stock price on December 10, 2009, the Company’s estimated  usage of pre-bankruptcy NOLs will be limited to $230 million per annum. NOLs arising in post-emergence years are not subject to this limitation absent another ownership change as defined by the Internal Revenue Service (IRS) for U.S. tax purposes.

Net Operating Loss Carry-forwards

As of December 31, 2013, CIT has deferred tax assets totaling $2.7 billion on its global NOLs. This includes a deferred tax asset of:  (1) $1.8 billion relating to its cumulative U.S. Federal NOLs of $5.2 billion, after the CODI reduction described in the paragraph above; (2) $453 million relating to cumulative state NOLs of $9.6 billion, and (3) $408 million relating to cumulative foreign NOLs of $3.0 billion.

Of the $5.2 billion U.S. Federal NOLs, approximately $2.6 billion relates to the pre-emergence period which is subject to the Sec. 382 limitation discussed above.  Domestic taxable income was essentially break-even for the current year, primarily due to one-time items in the fourth quarter, such as the Tyco tax agreement settlement, and the realization of tax losses from the sale of certain loan portfolios.  The net increase in the U.S. Federal NOLs from the prior year balance of $4.9 billion is primarily attributable to ongoing audit adjustments related to prior years as well as certain adjustments related to the finalization of the 2012 tax return filed during 2013.  The U.S. Federal NOL’s will expire beginning in 2027 through 2033.  $308 million of state NOLs will expire in 2014, and certain of the foreign NOLs will expire over various periods, with an insignificant amount expiring in 2014.

The Company has not recognized any tax benefit on its prior year domestic losses and certain prior year foreign losses due to uncertainties related to its ability to realize its net deferred tax assets in the future.  Due to the future uncertainties, combined with the recent three years of cumulative losses by certain domestic and foreign reporting entities, the Company has concluded that it does not currently meet the criteria to recognize its net deferred tax assets, inclusive of the deferred tax assets related to NOLs in these entities. Accordingly, the Company maintained valuation allowances of $1.5 billion and $1.6 billion against their net deferred tax assets at December 31, 2013 and 2012, respectively. Of the $1.5 billion valuation allowance at December 31, 2013, approximately $1.3 billion relates to domestic reporting entities and $211 million relates to the foreign reporting entities.

Management’s decision to maintain the valuation allowances on certain reporting entities’ net deferred tax assets requires significant judgment and an analysis of all the positive and negative evidence regarding the likelihood that these future benefits will be realized.  The most recent three years of cumulative losses, adjusted for any non-recurring items, was considered a significant negative factor supporting the need for a valuation allowance.  At the point when any of these reporting entities transition into a cumulative three year income position, Management will consider this profitability measure along with other facts and circumstances in determining whether to release any of the valuation allowances.  The other facts and circumstances that are considered in evaluating the need for or release of a valuation allowance include sustained profitability, both historical and forecast, tax planning strategies, and the carry-forward periods for the NOLs.

While certain foreign and domestic entities with net operating loss carry-forwards have been profitable, the Company continues to record a full valuation allowance on these entities’ net deferred tax assets due to their history of losses.  Given the continued improvement in earnings in certain foreign and domestic reporting entities, which is one factor considered in the evaluation process, it is possible that the valuation allowance for those entities may be reduced if these trends continue and other factors do not outweigh this positive evidence.

At the point a determination is made that it is “more likely than not” that a reporting entity generates sufficient future taxable income to realize its respective net deferred tax assets, the Company will reduce the entity’s respective valuation allowance (in full or in part), resulting in an income tax benefit in the period such a determination is made.  Subsequently, the provision for income taxes will be provided for future earnings; however, there will be a minimal impact on cash taxes paid for until the NOL carry-forward is fully utilized.

Indefinite Reinvestment Assertion

In 2011, management decided to no longer assert its intent to indefinitely reinvest its foreign earnings, except for foreign subsidiaries in select jurisdictions.  This decision was driven by events during the course of the year that culminated in Management’s conclusion that it may need to repatriate foreign earnings to address certain long-term investment and funding strategies.

As of December 31, 2013,  Management continues to maintain the position with regards to its assertion.  During 2013, the Company reduced its deferred tax liabilities for foreign withholding taxes by $10.2 million and the domestic deferred income tax liabilities by $19.6 million.  As of December 31, 2013, the Company has recorded $1.4 million for foreign withholding taxes and $167.1 million for domestic deferred income tax liabilities which represents the Company’s best estimate of the tax cost associated with the potential future repatriation of undistributed earnings of its foreign subsidiaries.  The $167.1 million of cumulative deferred income taxes  were offset by a corresponding adjustment to the domestic valuation allowance resulting in no impact to the income tax provision.

Liabilities for Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized Tax Benefits (dollars in millions)

	Liabilities for Unrecognized Tax Benefits	Interest/ Penalties	Grand Total
Balance at December 31, 2012	$ 317.8	$ 12.6	$ 330.4
Additions for tax positions related to current year	1.4	0.2	1.6
Additions for tax positions related to prior years	2.0	0.8	2.8
Settlements and payments	(0.5)	-	(0.5)
Expiration of statutes of limitations	(0.8)	-	(0.8)
Foreign currency revaluation	0.2	(0.3)	(0.1)
Balance at December 31, 2013	$ 320.1	$ 13.3	$ 333.4

During the year ended December 31, 2013, the Company recorded a $3.0 million income tax expense on uncertain tax positions including interest,  penalties, and net of a $0.1 million decrease attributable to foreign currency revaluation. The majority of the current year additions relate to prior-year uncertain tax positions.  As required by ASC 740, Income Taxes,  the deferred tax assets shown in the deferred tax asset and liability table above do not include any benefits associated with these uncertain tax positions.

During the year ended December 31, 2013, the Company recognized a $0.7 million income tax expense relating to interest and penalties on its uncertain tax positions, net of a $0.3 million decrease attributable to foreign currency translation. As of December 31, 2013, the accrued liability for interest and penalties is $13.3 million.  The Company recognizes accrued interest and penalties on unrecognized tax benefits in income tax expense.

The entire $320.1 million of unrecognized tax benefits at December 31, 2013 would lower the Company’s effective tax rate, if realized, absent a corresponding adjustment of the Company’s valuation allowance for net deferred tax assets. The Company believes that the total unrecognized tax benefits may decrease, in the range of $0 to $5 million, due to the settlements of audits and the expiration of various statutes of limitations prior to December 31, 2014.

Income Tax Audits

On April 3, 2012, the Company and Internal Revenue Service (IRS) concluded the audit examination of the Company’s U.S. federal income tax returns for the taxable years ended December 31, 2005 through December 31, 2007.  The audit settlement resulted in the imposition of a $1.4 million alternative minimum tax that can be used in the future as a credit to offset the Company’s regular tax liability. In 2012, the IRS commenced its audit examination of the Company’s U.S. Federal income tax returns for the taxable years ending December 31, 2008 through December 31, 2010.   The IRS is currently targeting completing the examination during 2014.

The Company and its subsidiaries are under examination in various states, provinces and countries for years ranging from 2005 through 2011. Management does not anticipate that these examination results will have any material financial impact.